Exhibit No. (99)a

HALYARD HEALTH, INC.

LETTER OF TRANSMITTAL

To Tender for Exchange

Registered 6.25% Senior Notes due 2022

for Outstanding 6.25% Senior Notes due 2022

Pursuant to the Prospectus Dated     , 2015

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2015, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted timely to Deutsche Bank Trust Company Americas (the “Exchange Agent”) as follows:

By Facsimile (Eligible Institutions Only):	By Registered or Certified Mail/ Courier/Overnight Delivery:
(615) 866-3889 Confirm by Telephone: (877) 843-9767	DB Services Americas, Inc. 5022 Gate Parkway, Suite 200 MS JCK01-0218 Jacksonville, FL 32256 Attention: Reorg Department

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (877) 843-9767 or by e-mail at DB.Reorg@db.com.

The Exchange Offer is not being mailed to, nor will tenders be accepted from or on behalf of, holders of outstanding 6.25% Senior Notes due 2022 in any jurisdiction in which the offer or acceptance of the Exchange Offer is not permitted.

Preliminary Instructions

The prospectus dated                     , 2015 (the “Prospectus”) of Halyard Health, Inc., a Delaware corporation (“Halyard” or the “Company”), and this Letter of Transmittal (this “Letter of Transmittal”) together constitute the Company’s offer to exchange (the “Exchange Offer”) $250.0 million aggregate principal amount of newly issued 6.25% Senior Notes due 2022 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all $250.0 million aggregate principal amount of outstanding unregistered 6.25% Senior Notes due 2022 (the “Old Notes”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The form and terms of the New Notes will be substantially identical to the form and terms of the Old Notes, except that (i) the New Notes will bear a different CUSIP Number from the Old Notes, (ii) the New Notes have been registered under the Securities Act and therefore will not bear legends restricting their transfer and (iii) holders of the New Notes will not be entitled to certain rights under the Registration Rights Agreement, dated as of October 17, 2014 (the “Registration Rights Agreement”), by and between the Company and Morgan Stanley & Co. LLC. Holders of Old Notes that are accepted for exchange will not receive any accrued interest on the Old Notes. Interest will accrue on the New Notes from the date of original issuance of the Old Notes at the same rate and payable on the same dates as interest was payable on the Old Notes. See “The Exchange Offer—Terms of the Exchange Offer; Expiration Date of the Exchange Offer” in the Prospectus.

This Letter of Transmittal is to be completed by a holder of Old Notes if certificates representing the Old Notes are to be forwarded with this Letter of Transmittal, or if a holder of Old Notes will make a book-entry transfer of the Old Notes pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Exchange Offer Procedures” without an accompanying agent’s message. Tenders by book-entry transfer also may be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “agent’s message” means a message transmitted by The Depository Trust Company (“DTC”) and received by the Exchange Agent, stating that DTC has received an express acknowledgment that the tendering holder has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such holder. By transmitting an agent’s message, a holder is not required to deliver a Letter of Transmittal to the Exchange Agent.

Holders who desire to tender their Old Notes but who cannot, prior to 5:00 p.m., New York City time, on the Expiration Date (i) deliver their Old Notes, this Letter of Transmittal or any other required documents to the Exchange Agent or (ii) deliver a confirmation of the book-entry tender of their Old Notes into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and otherwise complete the procedures for book-entry transfer, may effect a tender of Old Notes by complying with the guaranteed delivery procedures set forth in Instruction 1 attached to this Letter of Transmittal.

Only a holder in whose name Old Notes are registered, or who is authorized to become a registered holder by endorsement or power of attorney, may execute and deliver this Letter of Transmittal and tender Old Notes in the Exchange Offer. Any beneficial owner of Old Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who desires to tender such Old Notes must (i) instruct such registered holder to tender such Old Notes on such beneficial owner’s behalf, (ii) properly complete and duly execute the form of “Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner” accompanying this Letter of Transmittal, and (iii) timely deliver such form to the registered holder. The Company, the Exchange Agent and the transfer agent and registrar for the Old Notes shall be entitled to rely upon all representations, warranties, covenants and instructions given or made by such registered holder and/or such beneficial owner.

The method of delivery of Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the holder’s election and risk. If such delivery is by mail, the use of registered mail, properly insured, with return receipt requested, is recommended. In all cases, sufficient time should be allowed to assure receipt by the Exchange Agent at or prior to the expiration of the Exchange Offer. Delivery of documents to DTC or Halyard does not constitute delivery to the Exchange Agent.

TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, A PROPERLY COMPLETED AND EXECUTED LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE IN LIEU OF THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATE(S) FOR OLD NOTES, IF ANY, OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Halyard the Old Notes described in Box I (Description of Tendered Notes) (the “Tendered Notes”). The undersigned is the registered owner of all of the Tendered Notes, and the undersigned represents that it has received from each beneficial owner described in Box II (Beneficial Owner(s)) of the Tendered Notes (each, a “Beneficial Owner”) a duly completed and executed form of “Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby sells, assigns and transfers to, or upon the order of, Halyard all right, title and interest in and to the Tendered Notes. The undersigned hereby acknowledges receipt of the Prospectus.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the Tendered Notes, with full power of substitution, to (i) deliver any certificates for the Tendered Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present the Tendered Notes for transfer on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be an irrevocable power coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender, tender, sell, assign and transfer the Tendered Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale and transfer and not subject to any adverse claim when the same are accepted by the Company. The undersigned further represents and warrants that (i) the information set forth in Box II (Beneficial Owner(s)) is correct, (ii) any New Notes to be received in exchange for the Tendered Notes will be acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (iii) neither the undersigned nor any other person receiving such New Notes has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the New Notes, (iv) neither the undersigned nor any Beneficial Owner is an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company, (v) if the undersigned or any Beneficial Owner is not a broker-dealer, the undersigned or such Beneficial Owner will not engage in, and does not intend to engage in, the distribution of the New Notes, and (vi) if the undersigned or any Beneficial Owner is a broker-dealer, the undersigned or such Beneficial Owner is participating in the Exchange Offer for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, and the undersigned or such Beneficial Owner will deliver a prospectus in connection with any resale of the New Notes. The undersigned further represents and warrants that the undersigned is not acting on behalf of any person who, to the undersigned’s knowledge, could not truthfully make the above representations.

The undersigned also acknowledges that the Exchange Offer is being made in reliance on existing interpretations of the Securities Act by the staff of the Securities and Exchange Commission (the “Commission”) set forth in several “no-action” letters issued to third parties and, based on such interpretations, the Company believes that the New Notes issued pursuant to the Exchange Offer in exchange for Old Notes may be offered for resale, resold and otherwise transferred by the holders thereof without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. Any holder that cannot make any of the above representations (i) will not be able to rely on the interpretations by the staff of the Commission set forth in the above-mentioned “no action” letters, (ii) will not be able to tender its Old Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer unless such sale or transfer is made pursuant to an exemption from such requirements. Failure to comply with such requirements may result in such holder incurring liability under the Securities Act for which the Company will not indemnify the holder. The undersigned further acknowledges that the Company has not sought or received its own “no-action” letter with respect to the Exchange Offer and the related transactions, and that there can be no assurance that the staff of the Commission will make a determination in the case of the Exchange Offer and such transactions that is similar to its determinations in the above-mentioned “no action” letters.

If the undersigned or any Beneficial Owner is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, the undersigned acknowledges that it and each such Beneficial Owner will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. However, by so acknowledging and so delivering a prospectus, neither the undersigned nor any such Beneficial Owner will be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The above-referenced prospectus may be the Prospectus (as it may be amended or supplemented from time to time) only if it contains a plan of distribution and selling security holder information with respect to such resale transactions (but need not name the undersigned or disclose the amount of New Notes held by the undersigned or any such Beneficial Owner).

The undersigned further acknowledges that the Company may rely upon each of the foregoing representations and covenants for purposes of the Exchange Offer.

The undersigned agrees that acceptance of any Tendered Notes by the Company and the issuance of New Notes in exchange therefor will constitute performance in full by Halyard of its obligations under the Registration Rights Agreement and that the Company will have no further obligations or liabilities thereunder (except as expressly provided therein).

The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Tendered Notes. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned and each Beneficial Owner hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and such Beneficial Owner, and shall not be affected by, and shall survive the death or incapacity of, the undersigned and such Beneficial Owner.

For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Tendered Notes if and when the Company has given oral (confirmed in writing) or written notice to the Exchange Agent.

The undersigned understands that tenders of the Tendered Notes pursuant to the procedures described in the Prospectus under “The Exchange Offer—Exchange Offer Procedures” and in the Instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

The undersigned acknowledges that (i) under certain circumstances set forth in the Prospectus under “The Exchange Offer—Conditions to the Exchange Offer,” the Company will not be required to accept the Tendered Notes for exchange and (ii) the undersigned may withdraw its tender of Tendered Notes only as set forth in the Prospectus under “The Exchange Offer—Withdrawal Rights.” Tendered Notes not accepted for exchange or that have been withdrawn will be returned, without expense, to the undersigned promptly after the expiration or termination of the Exchange Offer, in the manner set forth in the following paragraph.

Unless otherwise indicated in Box V (Special Issuance Instructions), please issue the New Notes (and, if applicable, any Old Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated in Box VI (Special Delivery Instructions), please send the New Notes (and, if applicable, any Old Notes not exchanged), to the undersigned at the address indicated in Box I (Description of Tendered Notes), or in the case of a book-entry transfer of Old Notes, credit the New Notes (and, if applicable, Old Notes not exchanged) to the account at DTC indicated in Box III (Method of Delivery).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

BOX I

DESCRIPTION OF TENDERED NOTES*

Name(s) and Address(es) of Registered Note Holder(s), exactly as name(s) appear(s) on Old Note Certificate(s)	Certificate Number(s) of Old Notes**	Aggregate Principal Amount Represented by Certificate(s)	Aggregate Principal Amount Tendered***

Total:

*	List the Old Notes to which this Letter of Transmittal relates. If the space provided is inadequate, the Certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule attached hereto.
**	Need not be completed by persons tendering by book-entry transfer.
***	Tenders of Old Notes must be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Certificate(s) set forth above. See Instruction 2.

BOX II

BENEFICIAL OWNER(S)

State of Principal Residence of Each Beneficial Owner of Tendered Notes	Principal Amount of Tendered Notes Held for Account of Beneficial Owner

BOX III

METHOD OF DELIVERY

(See Instruction 1)

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:

Name of Tendering Institution

Account Number and Transaction Code Number

BOX IV

ATTENTION BROKER-DEALERS

☐	CHECK HERE IF THE UNDERSIGNED OR ANY BENEFICIAL OWNER OF TENDERED NOTES IS A BROKER-DEALER AND DESIRES TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name

Address

BOX V

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if New Notes and/or Old Notes not exchanged are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VII (Signature)

Issue New Notes and/or Old Notes not exchanged to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address(es)

(Zip Code)

Taxpayer Identification Number or Social Security Number

BOX VI

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if (i) New Notes and/or Old Notes not exchanged are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VII (Signature) at the address(es) indicated in Box I (Description of Tendered Notes) or (ii) New Notes and/or Old Notes not exchanged are to be sent to an account maintained at DTC other than the account indicated in Box III (Method of Delivery)

Send New Notes and/or Old Notes not exchanged to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address(es)

(Zip Code)

Credit New Notes and/or Old Notes not exchanged to DTC account as follows:

Name(s)

(Please Type or Print)

(Please Type or Print)

Crediting Instructions

Account Number(s)

BOX VII

SIGNATURE: TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instructions 1 and 3)

In addition, Substitute Form W-9 on the following page must be completed and signed.

, 20

, 20

, 20
Signature(s) by Tendering Holder(s)	Date

Area Code(s) and Telephone Number(s)

This Letter of Transmittal must be signed (i) by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Tendered Notes, if any, or on a security position listing such holder(s) as the owner(s) of the Tendered Notes or (ii) by any person(s) authorized to become registered holder(s) by endorsement(s) on the Tendered Notes or bond power(s) submitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)

(Please Type or Print)

Capacity

Address(es)

(Including Zip Code)

Area Code and Telephone Number

Tax Identification Number or Social Security Number

SIGNATURE GUARANTEE

(if required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution
(Authorized Signature)

(Print Name)

(Title)

(Name of Firm—Must be an Eligible Institution, as defined in Instruction 3)

(Address)

(Area Code and Telephone Number)

HALYARD HEALTH, INC.

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Tendered Notes; Guaranteed Delivery. This Letter of Transmittal is to be completed by holders of Old Notes if (i) certificates are to be forwarded with this Letter of Transmittal or (ii) a tender of Old Notes is to be made by book-entry transfer pursuant to the book-entry transfer procedures set forth in the Prospectus under “The Exchange Offer—Exchange Offer Procedures” without an accompanying agent’s message. Certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or an agent’s message in lieu hereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth on the front cover and back cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

Holders who desire to tender their Old Notes but who cannot, prior to 5:00 p.m., New York City time, on the Expiration Date (i) deliver their Old Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent or (ii) deliver a Book-Entry Confirmation and otherwise complete the procedures for book-entry transfer, may effect a tender of Old Notes by complying with the guaranteed delivery procedures set forth in the instructions to the Notice of Guaranteed Delivery accompanying this Letter of Transmittal.

The method of delivery of this Letter of Transmittal, the Tendered Notes and all other required documents is at the election and risk of the tendering holder. Delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, the use of registered mail, properly insured, with return receipt requested, is recommended. In all cases, sufficient time should be allowed to assure receipt by the Exchange Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date.

2. Partial Tenders. Tendered Notes must be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. If less than the entire principal amount of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should indicate the aggregate principal amount of Old Notes to be tendered in Box I (Description of Tendered Notes) under the caption “Aggregate Principal Amount Tendered”. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered if no amount is indicated under the caption “Aggregate Principal Amount Tendered”. If the entire principal amount of Old Notes held by the tendering holder is not tendered for exchange, then (i) unless otherwise indicated in Box V (Special Issuance Instructions), untendered Old Notes and New Notes issued pursuant to the Exchange Offer will be issued in the name of the person signing this Letter of Transmittal and (ii) unless otherwise indicated in Box VI (Special Delivery Instructions), untendered Old Notes and New Notes will be sent to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes) or, in the case of a book-entry tender of Old Notes, credited to the account at DTC indicated in Box III (Method of Delivery).

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) for the Tendered Notes or on a security position listing such holder(s) as the owner(s) of the Tendered Notes, without any change whatsoever. If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are registered in different names on different certificates or security position listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and accompanying documents as there are different registrations.

When this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Tendered Notes, any certificate(s) for Tendered Notes must be endorsed or this Letter of Transmittal must be accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Tendered Notes or on a security position listing such holder(s) as the owner(s) of the Tendered Notes, and signatures on each such endorsement or bond power must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Tendered Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, or is a savings institution, commercial bank or trust company having an office or correspondent in the United States, or is otherwise an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is, in each case, a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program or New York Stock Exchange Medallion Signature Program) (each, an “Eligible Institution”).

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution if the Tendered Notes are tendered by: (i) the registered holder thereof who has not completed Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions) on this Letter of Transmittal or (ii) an Eligible Institution.

4. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable boxes the name and address to which New Notes issued pursuant to the Exchange Offer and/or Old Notes not exchanged are to be issued or sent, if different from the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be provided. If no such instructions are given, Old Notes not exchanged and New Notes issued pursuant to the Exchange Offer will be returned to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes) or, in the case of a book-entry tender of Old Notes, credited to the account at DTC indicated in Box III (Method of Delivery).

5. Tax Identification Number. Federal income tax law generally requires that a tendering holder whose Tendered Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which in the case of a tendering holder who is an individual, is his or her social security number, and in the case of an entity, is typically the employer identification number. If the Exchange Agent is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to a portion of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

Exempt holders of Old Notes (such as corporations) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Form W-9. See the W-9 General Instructions for additional instructions.

To prevent backup withholding, each holder of Tendered Notes must provide his/her/its correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the holder of Tendered Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must provide a completed Form W-8, Certificate of Foreign Status. This form may be obtained from the Exchange Agent.

If the Tendered Notes are in more than one name or are not in the name of the beneficial owner, the tendering holder should consult the W-9 Instructions for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Instructions for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 that the holder is “Awaiting TIN” and write “applied for” in lieu of its TIN in Part 1 of the Substitute Form W-9. Note: Checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent.

6. Transfer Taxes. Halyard will pay all transfer taxes, if any, applicable to the transfer of Tendered Notes to it pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Tendered Notes, or if the Tendered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Tendered Notes to Halyard pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes.

7. Waiver of Conditions. Halyard reserves the absolute right to amend, waive or modify any or all conditions relating to the Exchange Offer set forth in the Prospectus.

8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All holders of Tendered Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of their Tendered Notes for exchange.

9. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose certificate(s) for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address set forth on the front cover and back cover of this Letter of Transmittal for further instructions.

10. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by Halyard in its sole discretion, which determination will be final and binding. Halyard reserves the absolute right to reject any and all Tendered Notes not in proper form or not properly tendered. Halyard further reserves the absolute right to refuse to accept any Tendered Notes if, in Halyard’s judgment, acceptance of such Tendered Notes may be unlawful. Halyard also reserves the absolute right to waive any defects, irregularities or conditions of the Exchange Offer as to any Tendered Notes, either before or after the Expiration Date and whether or not waived in the case of other Tendered Notes. Halyard’s interpretation of the terms and conditions of the Exchange Offer as to any Tendered Notes (including the Instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with Tendered Notes must be cured within such time as

Halyard shall determine. Although Halyard intends to notify holders of defects or irregularities with respect to tenders of Tendered Notes, neither Halyard, the Exchange Agent nor any other person has any duty to notify holders of any defects or irregularities with respect to Tendered Notes and no one shall incur any liability for failure to give such notification. Tenders of Tendered Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Tendered Notes received by the Exchange Agent as to which defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

11. Acceptance of Tendered Notes and Issuance of Notes; Return of Notes. Subject to the terms and conditions of the Exchange Offer, Halyard will accept for exchange all validly tendered Old Notes promptly after the Expiration Date and will issue New Notes therefor promptly after acceptance of the Old Notes. For purposes of the Exchange Offer, Halyard shall be deemed to have accepted validly tendered Old Notes if and when it has given oral (confirmed in writing) or written notice thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Tendered Notes will be returned, without expense, to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes), except as may otherwise be specified in Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions), promptly after the expiration or termination of the Exchange Offer.

12. Withdrawal. Tendered Notes may be withdrawn only pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Withdrawal Rights.”

13. Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address and telephone number set forth on the front cover and back cover of this Letter of Transmittal.

Substitute Form W-9 Request for Taxpayer Identification Number and Certification

Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)

Name:

Address:

City, State, and Zip Code:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS

Enter your taxpayer identification number to the right:

For most individuals, this is your social security number (SSN). If you do not have a number, see the enclosed Guidelines.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines on which number to give the payer.

Social Security Number (SSN) OR Employer Identification Number (EIN)

Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or other U.S. person (including a U.S. resident alien)

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see “Signing the Certification” under “Specific Instructions” in the enclosed Guidelines.

	SIGNATURE	DATE

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		GIVE THE SOCIAL SECURITY NUMBER OF-
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Husband and wife (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor (1)
6.	Account in the name of guardian or committee for a designated ward, minor or incompetent person	The ward, minor or incompetent person (3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
8.	Sole proprietorship account or account of single member LLC	The owner (4)

For this type of account:	GIVE THE SOCIAL SECURITY NUMBER OF-
9. A valid trust, estate or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title).(5)
10. Corporate account or account of LLC electing corporate status on Form 8832	The corporation
11. Religious, charitable or educational tax-exempt organization	The organization
12. Partnership account held in the name of the business or account of multi-member LLC (other than an LLC described in item 10)	The partnership
13. Association, club or other tax-exempt organization	The organization
14. A broker or registered nominee	The broker or nominee
15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s, or incompetent person’s name and furnish such person’s social security number.
(4)	Show the name of the owner. You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(5)	List first and circle the name of the legal trust, estate or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9, Cont.

Obtaining a Number

If you don’t have a TIN or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees Exempt From Backup Withholding

Even if the payee does not provide a TIN in the manner required, you are not required to backup withhold on any payments you make if the payee is:

1.	An organization exempt from tax under section 501(a), any individual retirement account (IRA), or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.	A common trust fund operated by a bank under section 584(a).

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under section 664 or described in section 4947.

Payments Exempt From Backup Withholding

Dividends and patronage dividends that generally are exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Interest payments that generally are exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Other types of payments that generally are exempt from backup withholding include:

•	Wages.

•	Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, or an owner-employee plan.

•	Certain surrenders of life insurance contracts.

•	Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

•	Real estate transactions reportable under section 6045(e).

•	Cancelled debts reportable under section 6050P.

•	Distributions from a medical savings account and long-term care benefits.

•	Fish purchases for cash reportable under section 6050R.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE “EXEMPT” ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Internal Revenue Code sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice.—Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report, among other things, interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Civil and Criminal Penalties for False Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Exchange Agent for the Exchange Offer is:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By Facsimile (Eligible Institutions Only):	By Registered or Certified Mail/ Courier/Overnight Delivery:

(615) 866-3889 Confirm by Telephone: (877) 843-9767	DB Services Americas, Inc. 5022 Gate Parkway, Suite 200 MS JCK01-0218 Jacksonville, FL 32256 Attention: Reorg Department